UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

(441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Shareholders of Signet Jewelers Limited (the “Company”) was held on June 15, 2018.

(b) The following matters were voted upon at the Annual Meeting of Shareholders and the results of the voting were as follows:

Proposal One:

To elect eleven directors to the Company’s Board of Directors (the “Board”) to serve until the next Annual Meeting of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

Director Nominee	For	Against	Abstain	Broker Non-Vote
H. Todd Stitzer	51,801,845	1,674,868	126,093	4,573,185
Virginia C. Drosos	51,783,545	1,693,431	125,830	4,573,185
R. Mark Graf	53,320,778	155,332	126,696	4,573,185
Helen McCluskey	51,691,115	1,785,545	126,146	4,573,185
Sharon L. McCollam	53,333,198	147,552	122,056	4,573,185
Marianne Miller Parrs	51,800,121	1,675,013	127,672	4,573,185
Thomas Plaskett	51,539,823	1,936,292	126,691	4,573,185
Nancy A. Reardon	53,286,208	188,931	127,677	4,573,185
Jonathan Sokoloff	53,095,532	380,578	126,696	4,573,185
Brian Tilzer	53,183,239	292,876	126,691	4,573,185
Eugenia Ulasewicz	51,637,616	1,838,338	126,852	4,573,185

Proposal Two:

To appoint KPMG LLP as independent auditor of the Company, to hold office until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee of the Board to determine its compensation.

For	Against	Abstain	Broker Non-Vote
56,362,398	1,668,809	144,784	0

Proposal Three:

To approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Company’s Proxy Statement (the “Say-on-Pay” vote).

For	Against	Abstain	Broker Non-Vote
49,492,748	3,967,536	142,522	4,573,185

Proposal Four:

To approve the Signet Jewelers Limited 2018 Omnibus Incentive Plan, including the authorization of the issuance of additional shares thereunder.

For	Against	Abstain	Broker Non-Vote
50,405,611	3,316,756	60,439	4,573,185

Proposal Five:

To approve the Signet Jewelers Limited Sharesave Scheme, including the authorization of the issuance of additional shares thereunder.

For	Against	Abstain	Broker Non-Vote
52,763,681	997,736	55,177	4,359,185

Proposal Six:

To approve the Signet Jewelers Limited Employee Share Purchase Plan for U.S. Employees, including the authorization of the issuance of additional shares thereunder.

For	Against	Abstain	Broker Non-Vote
53,349,034	226,960	26,812	4,573,185

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SIGNET JEWELERS LIMITED
Date: June 20, 2018

	By:	/s/ Michele Santana
	Name:	Michele Santana
	Title:	Chief Financial Officer